SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                         DATE OF REPORT: APRIL 12, 2001


                                  DONINI, INC.
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             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                                     0-32133
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                            (Commission File Number)

                                   22-3768426
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                      (IRS Employer Identification Number)

                      4555 boul, des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5
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               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         ------------------------------
                         Registrant's Telephone Number,
                               including Area Code

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

         As of April 1, 2001, the Company had 12,206, 855 Common Stock issued and outstanding.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Company on March 30, 2001, appointed KPMG as its new Auditors. There were no disagreements with the prior Auditor, Samuel Klein & Co. KPMG had been the Auditors for the Company's wholly-owned operating subsidiary Pizza Donini, Inc.

ITEM 5.  OTHER EVENTS

         The Registrant has undergone the following significant events:

         On March 30, 2001, the Holder of a $500,000 Subordinated Convertible Debenture, Bartholemew International Investments, Ltd., converted its Debenture into 2,206,855 shares of common stock of the Company. A Director of the Company, Mr. Terence Byrne, is an affiliate of the Holder. The Company had assumed obligations of Pizza Donini, Inc. under a Consulting Agreement with a company affiliated with Mr. Byrne, TT Byrne Capital Investment, Inc.; received an assignment of that Consulting Agreement.


ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.


         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibit 1.A                Letter regarding change of certifying
                                    accountants

         Exhibit 1.B                Subordinated Convertible Debenture

         Exhibit 1.C                Notice of Conversion of Subordinated
                                    Convertible Note.

         Exhibit 1.D                Assignment of Debenture


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

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

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DONINI, INC.


April 12, 2001                         By: /s/ PETER DEROS
                                           ----------------------------------
                                           Peter Deros
                                           President and Chief
                                           Executive Officer

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